EXHIBIT 32
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                        CERTIFICATIONS UNDER SECTION 906

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of National Datacomputer, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

     The Annual Report for the year ended December 31, 2005 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    May 15, 2006

By:      /s/  William B. Berens
         -------------------------------------
         William B. Berens
         President and Chief Executive Officer


Date:    May 15, 2006

By:      /s/  Bruna A. Bucacci
         -------------------------------------
         Bruna A. Bucacci
         Chief Accounting Officer (principal financial
         and accounting officer)